Exhibit 4.2

THIS CERTIFIES THAT are the owner of CUSIP DATED COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, By AUTHORIZED SIGNATURE fully paid and non-assessable shares of Series E Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, liquidation preference of $25,000.00 per share, of BB&T Corporation (the “Corporation”) transferable on the books of the Corporation by the holder hereof in person or by its duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and the By-laws of the Corporation and any amendments thereto. This Certificate is not valid unless countersigned and registered by the Registrar. IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed on its behalf by its duly authorized officers. SERIES E NON-CUMULATIVE PERPETUAL PREFERRED STOCK PAR VALUE $5.00 PER SHARE SERIES E NON-CUMULATIVE PERPETUAL PREFERRED STOCK THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND JERSEY CITY, NJ SEE REVERSE FOR CERTAIN DEFINITIONS Certificate Number Shares . BB&T CORPORATION a Corporation Organized Under the Laws of the State of North Carolina Chairman and Chief Executive Officer Executive Vice President, Secretary & Chief Corporate Governance Officer 054937 503 016570| 003590|127C|RESTRICTED||4|057-423 <<Month Day, Year>> * * 000000* * * * * * * * * 000000* * * * * * * * * 000000* * * * * * * * * 000000* * * * * * * * * 000000* * ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample **000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000**Shares****000000**Shares*** *000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares**** 000000** Shares****000000** Shares****000000** Shares****000000** Shares**** 000000** Shares**** 000000** Shares**** 000000** Shares****000000** Shares****0 00000** Shares**** 000000** Shares**** 000000** Shares****000000** Shares**** 000000** Shares**** 000000**Shares****000000** Shares****000000**Shares****00 0000** Shares****000000** Shares****000000** Shares****000000**Shares****000000** Shares****000000** Shares**** 000000** Shares**** 000000** Shares****000 000**Shares****000000**Shares****000000** Shares****000000**Shares****000000** Shares****000000** Shares****000000** Shares**** 000000** Shares**** 0000 00** Shares****000000** Shares****000000** Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****00000 0**Shares****000000**Shares****000000** Shares****000000**Shares****000000** Shares****000000** Shares****000000** Shares****000000** Shares****000000 **Shares****000000**Shares****000000** Shares****000000**Shares****000000** Shares****000000** Shares****000000** Shares****000000**Shares****000000* *Shares****000000**Shares****000000**Shares****000000** Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**S ***ZERO HUNDRED THOUSAND ZERO HUNDRED AND ZERO*** MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE NNNNN ZQ 000000 Certificate Numbers 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Total Transaction Num/No. 123456 Denom. 123456 Total 1234567 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 PO BOX 43004, Providence, RI 02940-3004 CUSIP XXXXXX XX X Holder ID XXXXXXXXXX Insurance Value 1,000,000.00 Number of Shares 123456 DTC 12345678 123456789012345 BB&T BB&T BB&T Corporation corporate WINSTON-SALEM, NC SEAL 1234567

The IRS requires that we report the cost basis of certain shares acquired after January 1, 2011. If your shares were covered by the legislation and you have sold or transferred the shares and requested a specific cost basis calculation method, we have processed as requested. If you did not specify a cost basis calculation method, we have defaulted to the first in, first out (FIFO) method. Please visit our website or consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with us or do not have any activity in your account for the time periods specified by state law, your property could become subject to state unclaimed property laws and transferred to the appropriate state. For value received, hereby sell, assign and transfer unto shares Attorney Dated: 20 Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. . BB&T CORPORATION IMPORTANT NOTICE THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, ON REQUEST, WITHOUT CHARGE AND IN WRITING, A FULL STATEMENT OF THE POWERS, DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION HAS AUTHORITY TO ISSUE AND, IF THE CORPORATION IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, (I) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (II) THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. THE FOREGOING SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ARTICLES OF INCORPORATION OF THE CORPORATION, AS AMENDED FROM TIME TO TIME, A COPY OF WHICH WILL BE SENT WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. SUCH REQUEST MUST BE MADE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE OR TO THE REGISTRAR. KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE. Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT Custodian (Cust) (Minor) TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act (State) JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT - Custodian (until age) and not as tenants in common (Cust) under Uniform Transfers to Minors Act (Minor) (State) Additional abbreviations may also be used though not in the above list. 1234567 SUCERITY I NSTRUCTIONS